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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.             )

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Filed by a Party other than the Registrant ☐
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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to Rule 14a-12
ebix.com, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ebix.com, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

September 10, 2002

Dear stockholder:

        On behalf of our board of directors, I cordially invite you to a special meeting of stockholders of ebix.com, Inc. to be held at 10:00 a.m., local time, on September 30, 2002, at our principal executive office, located at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois.

        As described in the enclosed proxy statement, we are subject to being delisted from the Nasdaq SmallCap Market because our common stock continues to trade below $1.00 per share. Accordingly, in an effort to increase our share price above $1.00, our board of directors has considered and authorized a proposed amendment to our certificate of incorporation, to effect a 1-for-8 reverse stock split of our issued and outstanding shares of common stock. We are asking you to vote at the special meeting on a proposal to approve the amendment to our certificate of incorporation, as well as a proposal to amend our 1996 Stock Incentive Plan.

        The business of the meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.

        It is important that your shares are represented and voted at the special meeting, regardless of the size of your holdings. Whether or not you plan to attend, please complete and return the enclosed proxy to ensure that your shares will be represented at the special meeting. If you attend the meeting, you may withdraw your proxy by voting in person.

        Please do not send any of your stock certificates at this time. If the amendment to our certificate of incorporation to effect a reverse stock split is approved and the reverse stock split is then consummated, we will send you a letter explaining the procedures for exchanging your shares for new shares.

Sincerely,

Richard J. Baum Executive Vice President—Finance and Administration, Chief Financial Officer and Secretary

ebix.com, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 30, 2002

        Notice is hereby given that a special meeting of stockholders of ebix.com, Inc. will be held at our principal executive office, located at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois 60173, on Monday, September 30, 2002, at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the following purposes:

    1.
    To approve an amendment to Article IV of the our certificate of incorporation, as amended, to effect a 1-for-8 reverse stock split of all of the issued and outstanding shares of the our common stock.

    2.
    To approve an amendment to our 1996 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance thereunder from 4,700,000 to 6,700,000 shares and to add a provision limiting to 1,000,000 the number of shares that may be covered by grants thereunder to any one participant during any calendar year, in each case before giving effect to the proposed 1-for-8 reverse stock split.

    3.
    To transact such other business as may properly come before the special meeting and any adjournments or postponements thereof.

        Our board of directors has fixed the close of business on September 3, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

        Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the envelope provided.

By Order of the Board of Directors

Richard J. Baum
Executive Vice President—Finance and Administration, Chief Financial Officer and Secretary
Dated: September 10, 2002

ebix.com, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173
(847) 789-3047

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 30, 2002

PROXY STATEMENT

SUMMARY

        We sent you this proxy statement because our board of directors is soliciting your proxy to vote your shares of ebix.com common stock at our upcoming special meeting of stockholders, and at any adjournments or postponements of that meeting. The meeting is to be held at our offices located at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois on Monday, September 30, 2002, at 10:00 a.m., local time. If your proxy is properly submitted by an executed proxy card returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you do not provide any direction, your proxy will be voted (1) to approve the amendment to our certificate of incorporation, as amended, to effect a 1-for-8 reverse stock split of all of our outstanding shares of common stock and (2) to approve an amendment to our 1996 Stock Incentive Plan to increase the number of shares of our common stock reserved for issuance thereunder from 4,700,000 to 6,700,000 shares and to add a provision limiting to 1,000,000 the number of shares that may be covered by grants thereunder to any one participant during any calendar year, in each case before giving effect to the proposed 1-for-8 reverse stock split. Your proxy also will be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You have the power to revoke your proxy at any time before it is voted at the special meeting by:

  •
  attending the meeting, giving written notice of revocation to the secretary of the meeting prior to the voting of your proxy and voting your shares in person, although your attendance at the meeting will not by itself revoke your proxy;

  •
  sending a written notice to our Secretary indicating that you want to revoke your proxy; or

  •
  delivering to our Secretary a duly executed proxy bearing a later date, which revokes all previous proxies.

        Our principal executive office is located at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois 60173 (telephone 847.789.3047). This proxy statement is dated September 10, 2002, and we expect to mail proxy materials to stockholders beginning on or about that date. In this proxy statement, the words "ebix.com," "Company," "we," "our," "ours," and "us" refer to ebix.com, Inc. and its subsidiaries.

SHARES OUTSTANDING AND VOTING RIGHTS

        Only stockholders of record at the close of business on September 3, 2002 are entitled to vote at the special meeting of stockholders. The only voting stock of ebix.com outstanding is our common stock, of which 18,326,182 shares were outstanding at the close of business on September 3, 2002. Each share of our common stock is entitled to one vote.

        A quorum of stockholders is necessary to take action at the special meeting. For purposes of each of the actions proposed to be taken at the special meeting, the presence in person or by proxy of a majority of the outstanding shares of our common stock will constitute a quorum of stockholders. In general, approval of any matter by our stockholders requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or represented by proxy and entitled to vote at the meeting. Accordingly, the approval of the amendment to our 1996 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or represented by proxy and entitled to vote at the meeting. However, the amendment to our certificate of incorporation to effect the reverse stock split requires the affirmative vote of a majority of our issued and outstanding shares of common stock. Abstentions and broker non-votes (which occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner) will be counted as shares present in the determination of whether the shares of common stock represented at the meeting constitute a quorum. Abstentions will count in the tabulation of votes cast on each of the proposals and will have the same effect as votes against the proposal. Broker non-votes will count as present, but will not be deemed entitled to vote on proposals for which brokers do not have discretionary authority and, therefore, will have no effect on the proposal to amend our 1996 Stock Incentive Plan, other than to reduce the affirmative votes needed to approve it. However, broker non-votes will have the same effect as votes against the proposal to amend our certificate of incorporation to effect the reverse stock split.

PROPOSAL 1. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

        Our board of directors has unanimously adopted a resolution approving, and recommending to our stockholders for approval, a proposal to amend Article IV of our certificate of incorporation to effect a 1-for-8 reverse stock split of the shares of our common stock. The form of the proposed amendment is attached to this proxy statement as Exhibit A. The reverse stock split amendment will effect the reverse stock split by reducing the number of outstanding shares of common stock by the ratio of 1-for-8, but will not increase the par value of our common stock and will not change the number of authorized shares of our common stock.

Reasons for the Reverse Stock Split Amendment

        Our common stock is currently listed on the Nasdaq SmallCap Market. The continued listing criteria of the Nasdaq SmallCap Market require, among other things, that our common stock maintain a closing bid price in excess of $1.00 per share. On February 19, 2002, we were notified by Nasdaq that the bid price of our common stock had closed at less than $1.00 per share for the previous 30 consecutive trading days. We were provided 180 calendar days (until August 19, 2002) to regain compliance with the $1.00 minimum bid price requirement. On August 20, 2002, we received a letter from Nasdaq informing us that we had not regained compliance with that requirement and that our common stock would be delisted from the Nasdaq SmallCap Market on August 28, 2002, pending any appeal that we make to Nasdaq. On September 6, 2002, the bid price of our common stock closed at $0.45 per share. We have appealed the delisting of our common stock and have been granted a hearing before a Nasdaq Listing Qualifications Panel, at which we expect to present our plans to increase the minimum bid price of our common stock to above $1.00, including the reverse stock split and our future operating plans.

        Our board of directors has determined that the continued listing of our common stock on the Nasdaq SmallCap Market is in the best interests of our stockholders. If our common stock were delisted from the Nasdaq SmallCap Market, we believe that the liquidity in the trading market for our common stock would be significantly decreased, which would likely reduce the trading price and increase the transaction costs of trading shares of our common stock.

        The purpose of the reverse stock split is to increase the market price of our common stock. If our stockholders approve the reverse stock split amendment at the special meeting, we intend to effect the reverse stock split, unless our board determines at any time that the reverse stock split is no longer in the best interests of us and our stockholders. For example, if the trading price of our common stock increases before the reverse stock split, it may not be necessary. If we do effect the reverse stock split, our common stock may not trade at a price that is eight times the pre-split price and may not even remain above $1.00. Therefore, our common stock may still be delisted from the Nasdaq SmallCap Market for that reason, or it may be delisted for other reasons. No further action on your part will be required to either effect or abandon the reverse stock split, as our board of directors will have the discretion to make that decision.

Potential Effects of the Reverse Stock Split

        If our stockholders approve the reverse stock split amendment and the reverse stock split is implemented, the reverse stock split would have the following effects:

  •
  every eight shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock;

  •
  the total number of shares of our common stock issued and outstanding will be reduced proportionately;

  •
  proportionate adjustments will be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid upon exercise of those options after the reverse stock split as is required to be paid upon exercise of those options before the reverse stock split (see "EQUITY COMPENSATION PLAN INFORMATION" for information regarding securities to be issued upon exercise of outstanding options); and

  •
  the number of shares reserved for issuance under our existing stock incentive plans, including any shares resulting from an increase in the number of shares reserved for issuance under the 1996 Stock Incentive Plan approved at the special meeting, will be reduced proportionately based on the 1-for-8 reverse stock split ratio.

        The reverse stock split will be effected simultaneously for all of our outstanding shares of common stock, and the exchange ratio will be the same for all of our common stock. Accordingly, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us, except to the extent that the reverse stock split results in any fractional shares as described below.

        Although the reverse stock split will not, by itself, impact our assets or prospects, the reverse stock split could result in a decrease in the aggregate market value of our common stock. Our board believes that this risk is outweighed by the benefits of the continued listing of our common stock on the Nasdaq SmallCap Market.

        If approved, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

        Based on 18,326,182 shares of our common stock outstanding at September 3, 2002, the following table reflects the approximate number of shares of our common stock that were on such date, and would be after the reverse stock split, (1) authorized, (2) issued and outstanding, and (3) authorized but unissued.

	Authorized Shares	Issued and Outstanding Shares	Authorized but Unissued Shares
Before reverse stock split	40,000,000	18,326,182	21,673,818
After reverse stock split	40,000,000	2,290,773	37,709,227

        Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, and as a result, we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act.

Fractional Shares

        We will not issue fractional shares of our common stock in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share of our common stock. For example, a stockholder who owns 50 shares of our common stock prior to the reverse stock split will automatically own 7 shares of our common stock after the reverse stock split (not the 6.25 shares that would result from dividing 50 shares by 8).

Rights and Preferences of our Common Stock

        As described above, with the exception of the number of shares issued and outstanding, the rights and preferences of the shares of our common stock before and after the reverse stock split will remain the same. We do not anticipate that the percentage ownership of management, the number of our stockholders, or any aspect of our business, financial condition or operating results would materially change as a result of the reverse stock split, except that our per share loss or income will be increased because there are fewer shares outstanding.

Increase of Shares of Common Stock Available for Future Issuance; Anti-takeover Effects

        We are currently authorized to issue a maximum of 40,000,000 shares of our common stock. At September 3, 2002, there were 18,326,182 shares of our common stock issued and outstanding. Although the number of authorized shares of our common stock will not change as a result of the reverse stock split, the number of shares of our common stock issued and outstanding will be reduced to a number that will be approximately equal to the number of shares of our common stock issued and outstanding immediately prior to the effectiveness of the reverse stock split, divided by 8. Thus, the reverse stock split will increase the number of authorized and unissued shares of our common stock available for a future issuance by the amount by which the outstanding common stock is reduced. See "—Potential Effects of the Reverse Stock Split" above for a chart showing the approximate number of shares (1) authorized, (2) issued and outstanding and (3) authorized but unissued, before and after the reverse stock split, based on the number of shares of our common stock outstanding at September 3, 2002.

        Following the reverse stock split, our board of directors would have the authority, subject to applicable corporation law and Nasdaq requirements, to issue these authorized and unissued shares without further stockholder approval, upon terms and conditions it deems appropriate. Our common stock could be issued in this manner and pursuant to terms and conditions that would make a change of control of us or removal of our management more difficult. We do not currently have any plans, proposals or understandings to issue any of the additional shares that would be available if the reverse stock split is approved and implemented.

        Holders of our common stock have no preemptive or other subscription rights. (Preemptive rights protect stockholders from dilution by giving them a right to purchase a pro rata portion of new securities issued.) Therefore, we may issue our shares in a manner that dilutes our current stockholders.

Effectiveness of the Reverse Stock Split

        The reverse stock split, if approved by our stockholders, will become effective upon our filing with the Delaware Secretary of State of a certificate of amendment to our certificate of incorporation, in substantially the form attached to this proxy statement as Exhibit A. We expect that this filing will take place on or shortly after the date of our special meeting, assuming that our stockholders approve the reverse stock split. However, our board of directors will determine the exact timing of the filing of the certificate of amendment based upon its evaluation as to when this action will be most advantageous to us and our stockholders, and our board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the reverse stock split if, at any time before filing the reverse stock split amendment, our board, in its sole discretion, determines that the reverse stock split is no longer in the best interests of us and our stockholders.

        Beginning on the effective date of the reverse stock split, each certificate representing shares of our common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse stock split. Following the effective date, stockholders will be notified by a press release of the effectiveness of the reverse stock split and will be sent instructions as to how and when to surrender their certificates representing shares of our common stock in exchange for certificates or other evidence representing the reduced number of shares of our common stock resulting from the reverse stock split. We intend to use Mellon Investor Services LLC as our exchange agent to effect the exchange of certificates following the reverse stock split. No service charges will be payable by you in connection with the exchange of certificates. All of these expenses will be borne by us. You should not destroy any stock certificates and you should not submit any certificates to us until we request that you do so.

Certain Federal Income Tax Consequences

        The following is a summary of certain material United States federal income tax consequences of the reverse stock split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. It also assumes that the shares of our common stock held by our stockholders before the reverse stock split were, and the shares of our common stock held after the reverse stock split will be, held as "capital assets," as defined in the Internal Revenue Code of 1986 (that is, generally, property held for investment). The tax treatment to a stockholder may vary depending upon the particular facts and circumstances of that stockholder. Furthermore, this discussion is based on the provisions of the United States federal income tax law in effect on the date of this proxy statement, which are subject to change retroactively as well as prospectively, and is not binding on the Internal Revenue Service or the courts.

        Generally, no gain or loss will be recognized by a stockholder upon his or her exchange of shares held before the reverse stock split for shares after the reverse stock split (including any whole shares issued in lieu of fractional shares). The aggregate tax basis of the shares of our common stock received in the reverse stock split will be the same as the stockholder's aggregate tax basis in the shares of our common stock exchanged for those shares, and the stockholder's holding period for the shares of our common stock held after the reverse stock split will include the period during which the stockholder held the shares of our common stock surrendered in the reverse stock split. We will not recognize any gain or loss as a result of the reverse stock split.

        We have included the federal income tax discussion set forth above for your general information only, and it may not be applicable depending upon your particular situation. You should consult your own tax advisor with respect to the tax consequences to you of the reverse stock split, including the tax consequences under state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Accounting Effects of the Reverse Stock Split

        Following the reverse stock split, the par value of our common stock will remain the same. Our stockholders' equity will remain unchanged. Our per share loss or income for all periods reported will be increased because there will be fewer shares of our common stock outstanding.

Appraisal Rights

        No appraisal rights are available under Delaware law or under our certificate of incorporation or bylaws, if you dissent from or vote against the proposal to approve the reverse stock split amendment. Other rights or actions may exist under state law for stockholders who are aggrieved by reverse stock splits generally. Although the nature and extent of these rights or actions are uncertain and may vary depending upon the facts or circumstances, stockholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions.

Required Vote

        The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposal to amend our certificate of incorporation to effect the reverse stock split.

        We recommend that you vote "FOR" approval of the amendment to our Certificate of Incorporation to effect a 1-for-8 reverse stock split.

PROPOSAL 2. APPROVAL OF AMENDMENT TO 1996 STOCK INCENTIVE PLAN

        Our board of directors has adopted an amendment to our 1996 Stock Incentive Plan, subject to approval of the incentive plan amendment by our stockholders at the special meeting. The incentive plan amendment will increase by 2,000,000, to 6,700,000, the number of shares of our common stock reserved and available for grant under the 1996 Stock Incentive Plan and will add a provision limiting to 1,000,000 the number of shares of our common stock that may be covered by grants under the 1996 Stock Incentive Plan to any one participant during any calendar year, in each case before giving effect to the proposed 1-for-8 reverse stock split.

        The 1996 Stock Incentive Plan was adopted by our board of directors and was approved by our stockholders on September 4, 1996. Under the 1996 Stock Incentive Plan, 6,000,000 shares of our common stock were originally reserved and available for grant. An amendment to the 1996 Stock Incentive Plan to reflect a 1-for-5 reverse stock split reducing the number of shares reserved and available for grant to 1,200,000 and then to increase that number to 2,700,000 was adopted by our board of directors and was approved by our stockholders on October 29, 1999. A second amendment to the 1996 Stock Incentive Plan increasing the number of shares reserved and available for grant to a total of 4,700,000 was adopted by our board of directors and was approved by our stockholders on May 30, 2001.

        The 1996 Stock Incentive Plan is designed to enable us to attract and retain directors and officers and other employees and consultants by providing them with appropriate rewards for superior performance. We believe that the proposed increase in the number of shares reserved for issuance under the 1996 Stock Incentive Plan is necessary in order to provide an opportunity for individuals with a high degree of training, experience, expertise and ability to acquire a proprietary interest in our success, and to more closely align their interests with those of our stockholders. In particular, we believe it is important to provide a meaningful equity interest to Robin Raina, our chief executive officer, president and chairman of the board, who we believe is critical to the execution of our strategic plan and the success of our business. See "EXECUTIVE COMPENSATION" for information regarding grants previously made to Mr. Raina under the 1996 Stock Incentive Plan.

        Stockholder approval of the incentive plan amendment is sought to continue (1) to meet the requirements of the Nasdaq SmallCap Market, (2) to qualify certain compensation under the 1996 Stock Incentive Plan as performance-based compensation that is tax deductible without limitation under Section 162(m) of the Internal Revenue Code of 1986, and (3) to qualify certain stock options granted under the 1996 Stock Incentive Plan as incentive stock options. Furthermore, Section 17 of the 1996 Stock Incentive Plan requires stockholder approval of any amendment to increase the number of shares of our common stock reserved for issuance under the plan.

        As of September 3, 2002, options to purchase a total of 4,390,400 shares of our common stock were outstanding, and options to purchase a total of 264,263 shares of our common stock had previously been exercised, under the 1996 Stock Incentive Plan. As a result, only 45,337 shares remained available for new awards under the 1996 Stock Incentive Plan. Consequently, our board adopted the incentive plan amendment to authorize an additional 2,000,000 shares of our common stock, representing approximately 10.9% of the shares of our common stock outstanding as of September 3, 2002, for awards under the 1996 Stock Incentive Plan. The number of shares covered by outstanding options and available for grant under the 1996 Stock Incentive Plan is subject to adjustment in the event of stock dividends, stock splits, combinations of shares, and certain other transactions or events, as described under "—Adjustments" below. In the event that the proposed 1-for-8 reverse stock split is approved by our stockholders and becomes effective, our board of directors will provide for adjustment of the number of shares covered by outstanding options (as well as the exercise prices of such options) and of the number of shares available for grant to reflect the reverse stock split. As a result, in that case, the total number of shares reserved and available for grant under the 1996 Stock Incentive Plan, as amended by the plan amendment that is the subject of this Proposal 2, would be 837,500, the total number of shares covered by outstanding awards would be 548,800, and the total number of shares available for new awards would be 255,667 (except for replacement option rights, as discussed below). Except as specifically noted, all numbers in the description of this Proposal 2 and in the summary below do not give effect to the reverse stock split described in the preceding Proposal 1.

        The following summary of the material features of the 1996 Stock Incentive Plan and the incentive plan amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1996 Stock Incentive Plan and incentive plan amendment, attached as Exhibit B.

Shares and Performance Units Available Under the 1996 Stock Incentive Plan

        Subject to adjustment as provided in the 1996 Stock Incentive Plan, the aggregate number of shares of our common stock that may be covered by outstanding awards, except replacement option rights (as described below), granted under the 1996 Stock Incentive Plan and issued or transferred upon the exercise or payment thereof and the aggregate number of performance units (as described below) that may be granted under the 1996 Stock Incentive Plan, as amended by the proposed amendment, will not exceed 6,700,000. Shares of our common stock issued or transferred under the 1996 Stock Incentive Plan may be shares of original issuance or treasury shares or a combination of them. The aggregate number of shares of our common stock that may be covered by replacement option rights granted under the 1996 Stock Incentive Plan during any calendar year will not exceed 5% of the shares of our common stock outstanding on January 1 of that year, subject to adjustment as provided in the 1996 Stock Incentive Plan. The shares issued under the 1996 Stock Incentive Plan may be originally issued shares or treasury shares. Shares covered by an award under the 1996 Stock Incentive Plan will no longer be available for any other award at the earlier of (a) when they are actually issued, (b) when dividentds or dividend equivalents are paid on them or (c) in the case of restricted stock, at the earlier of (1) when they are no longer subject to a substantial risk of forfeiture or (2) when dividends are paid on them. Shares previously covered by an award will be available for issuance under the 1996 Stock Incentive Plan if the benefit provided by the award is paid in cash, and performance units that are not earned at the end of the applicable performance period will be available for future grants of performance units. Under the 1996 Stock Incentive Plan, as amended by the proposed amendment, no participant may receive option rights, appreciation rights, restricted shares, deferred shares and performance shares covering a total of more than 1,000,000 shares of our common stock during any calendar year.

Eligibility

        Our directors, officers (including officers who are also directors) and other employees and consultants may be selected by our board of directors to receive benefits under the 1996 Stock Incentive Plan. As of September 9, 2002, there were five non-employee directors, two officers (including an executive officer who is also a director), approximately 114 other employees, and five consultants eligible to participate in the 1996 Stock Incentive Plan.

Option Rights

        Option rights entitle the optionee to purchase shares of our common stock at a price equal to or greater than market value on the date of grant, except that the option price of a replacement option right may be less than the market value on the date of grant. Replacement option rights are otherwise subject to the same terms, conditions and discretion as other option rights under the 1996 Stock Incentive Plan. A replacement option right is an option right that is granted in exchange for the surrender and cancellation of an option to purchase shares of another corporation that has been acquired by us.

        The option price is payable at the time of exercise (1) in cash, (2) by the transfer to us of nonforfeitable, nonrestricted shares of our common stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (3) with any other legal consideration that our board of directors may deem appropriate or (4) by any combination of the foregoing methods of payment. Any grant of option rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of our common stock to which the exercise relates (although, in the case of executive officers and directors, these "broker's cashless exercises" may be limited by the restrictions on personal loans to executive officers provided by the Sarbanes-Oxley Act of 2002.)

        Option rights granted under the 1996 Stock Incentive Plan may be option rights that are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 or option rights that are not intended to so qualify. At or after the date of grant of any nonqualified option rights, our board of directors may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

        No option right may be exercised more than ten years from the date of grant. Each grant may specify a period of continuous employment or other service with us that is necessary before the option rights will become exercisable and may provide for the earlier exercise of the option rights in the event of a change in control of us or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether option rights previously granted to him or her remain unexercised.

Appreciation Rights

        Appreciation rights granted under the 1996 Stock Incentive Plan may be either free-standing appreciation rights or appreciation rights that are granted in tandem with option rights. An appreciation right represents the right to receive from us the difference (the "spread"), or a percentage of the difference not in excess of 100%, between the base price per share of our common stock, in the case of a free-standing appreciation right, or the option price of the related option right, in the case of a tandem appreciation right, and the market value of our common stock on the date of exercise of the appreciation right. Tandem appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and the exercise of a tandem appreciation right requires the surrender of the related option right for cancellation. A free-standing appreciation right must have a base price that is at least equal to the fair market value of a share of our common stock on the date of grant, must specify the period of continuous employment or other service that is necessary before the appreciation right becomes exercisable (except that it may provide for its earlier exercise in the event of a change in control of us or other similar transaction or event) and may not be exercised more than ten years from the date of grant. Any grant of appreciation rights may specify that the amount payable by us upon exercise may be paid in cash, shares of our common stock or a combination thereof and may either grant to the recipient or retain in our board of directors the right to elect among those alternatives. Our board of directors may provide with respect to any grant of appreciation rights for the payment of dividend equivalents thereon in cash or our common stock on a current, deferred or contingent basis.

Restricted Shares

        A grant of restricted shares involves the immediate transfer by us to the recipient of ownership of a specific number of shares of our common stock in consideration of the performance of services. The recipient is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant, as our board of directors may determine. Our board of directors may condition a grant of restricted shares on the achievement of specified performance objectives ("management objectives"), as more fully described below under "performance shares and performance units," in addition to a specified period of employment or other service with us before the shares or any portion thereof will become vested and nonforfeitable.

        Restricted shares must be subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Internal Revenue Code, for a period to be determined by our board of directors. An example would be a provision that the restricted shares would be forfeited if the recipient ceased to be employed by us during a specified period of years. In order to enforce the forfeiture provisions, the transferability of restricted shares is prohibited or restricted in a manner and to the extent prescribed by our board of directors for the period during which the forfeiture provisions are to continue. Our board of directors may provide for a shorter period during which the forfeiture provisions are to apply in the event of a change in control of us or other similar transaction or event.

Deferred Shares

        A grant of deferred shares constitutes an agreement by us to deliver shares of our common stock to the recipient in the future in consideration of the performance of services, subject to the fulfillment of such conditions during such period of time (the "deferral period") as our board of directors may specify. During the deferral period, the recipient has no right to transfer any rights under his or her grant of deferred shares and no right to vote the shares of common stock covered thereby. On or after the date of any grant of deferred shares, our board of directors may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of our common stock. Grants of deferred shares may be made without additional consideration or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred shares must be subject to a deferral period, as determined by our board of directors on the date of grant, except that our board of directors may provide for a shorter deferral period in the event of a change in control of us or other similar transaction or event.

Performance Shares and Performance Units

        A performance share is the equivalent of one share of our common stock, and a performance unit is the equivalent of $1.00. A recipient may be granted any number of performance shares or performance units. The recipient will be given one or more management objectives to meet within a specified period (the "performance period"). The performance period may be subject to earlier termination in the event of a change in control of us or other similar transaction or event. A minimum level of acceptable achievement will also be established by our board of directors. If, by the end of the performance period the recipient has achieved the specified management objectives, he or she will be deemed to have fully earned the performance shares or performance units. If the recipient has not achieved the management objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the recipient at the time and in the manner determined by our board of directors in cash, shares of our common stock or any combination thereof. Management objectives may be described in terms of either company-wide objectives or objectives that are related to the performance of the division, subsidiary, department or function within the company or a subsidiary in which the recipient is employed or with respect to which the recipient provides other services. Our board of directors may adjust any management objectives and the related minimum level of acceptable achievement if, in its judgment, transactions or events have occurred after the date of grant that are unrelated to the recipient's performance and result in distortion of the management objectives or the related minimum level of acceptable achievement.

Transferability

        Awards granted under the 1996 Stock Incentive Plan are transferable only if and to the extent so provided in the related grant. Where transfers are permitted, the transferee may or may not have the same rights as the original recipient, depending upon tax and securities laws and regulations and other factors. These factors will be the responsibility of the transferor and transferee.

Adjustments

        The maximum number of shares that may be issued or transferred under the 1996 Stock Incentive Plan, the number of shares covered by outstanding option rights or appreciation rights and the option prices or base prices per share applicable thereto, and the number of shares covered by outstanding grants of deferred shares and performance shares, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, our board of directors may in its discretion provide in substitution for any or all outstanding awards under the 1996 Stock Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced. Our board of directors may also make or provide for such adjustments in the aggregate number of shares and the aggregate number of performance units covered by the 1996 Stock Incentive Plan as it may determine to be appropriate in order to reflect any transaction or event described in the preceding sentence.

Administration

        The 1996 Stock Incentive Plan is administered by our board of directors. Our board of directors may delegate the authority to a committee of two or more non-employee directors; references in this section to our board of directors refer to our board of directors or such delegated committee. In connection with its administration of the 1996 Stock Incentive Plan, our board of directors is authorized to interpret the 1996 Stock Incentive Plan and related agreements and other documents. Our board of directors may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the 1996 Stock Incentive Plan and may provide for such special terms for awards to participants who either are foreign nationals or are employed by or provide other services to us outside the United States of America as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Our board of directors may, with the concurrence of the affected participant, cancel any agreement evidencing an award granted under the 1996 Stock Incentive Plan. In the event of any such cancellation, our board of directors may authorize the granting of a new award under the 1996 Stock Incentive Plan (which may or may not cover the same number of shares that had been the subject of the prior award) in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the 1996 Stock Incentive Plan had the cancelled award not been granted. Our board of directors may also grant any award or combination of awards authorized under the 1996 Stock Incentive Plan (including but not limited to replacement option rights) in exchange for the cancellation of an award that was not granted under the 1996 Stock Incentive Plan (including but not limited to an award that was granted by us by merger or otherwise, prior to the adoption of the 1996 Stock Incentive Plan), and any such award or combination of awards so granted under the 1996 Stock Incentive Plan may or may not cover the same number of shares of our common stock as had been covered by the cancelled award and will be subject to such other terms, conditions and discretion as are permitted under the 1996 Stock Incentive Plan.

Amendment

        The 1996 Stock Incentive Plan may be amended from time to time by our board of directors, but an amendment to increase the aggregate number of shares of our common stock that may be issued or transferred and covered by outstanding awards or the aggregate number of performance units that may be granted under the 1996 Stock Incentive Plan requires further approval by the stockholders.

Federal Income Tax Consequences

        The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 1996 Stock Incentive Plan based on United States federal income tax laws in effect on September 10, 2002. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

        A participant will not recognize income upon the grant of a nonqualified stock option. Generally, the participant will recognize ordinary income at the time of exercise equal to the amount of the excess (the "taxable spread") of the fair market value of the underlying stock at the time of exercise over the option price. If a participant pays the option price of a nonqualified stock option in cash, the participant's basis in the shares of our common stock acquired on exercise will be equal to the fair market value of the stock on exercise, and the holding period will commence on the date of exercise.

        If a participant pays the option price of a nonqualified stock option by the surrender of shares of our common stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered. A number of shares received on exercise that is equal to the number of shares surrendered will have a tax basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered. To the extent that the number of shares received upon exercise exceeds the number of shares surrendered, the excess shares will have a basis equal to their fair market value and a holding period that will commence on the date of exercise. However, if the shares received upon exercise are considered substantially nonvested property within the meaning of Section 83 of the Code, and an election under Section 83(b) of the Internal Revenue Code to have the shares taxed to the participant as ordinary income at their fair market value on the date of transfer, less any amount paid by him or her is not made within 30 days after the shares are transferred to him or her, the participant will generally recognize ordinary income in the year during which the restrictions terminate on the shares received.

Incentive Stock Options

        A participant will not recognize income upon the grant of an incentive stock option. Furthermore, a participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements. However, the participant may be subject to alternative minimum tax on the taxable spread in the taxable year during which the incentive stock option was exercised. To satisfy the employment requirement, a participant must exercise the incentive stock option not later than three months after he or she ceases to be our employee (one year if he or she is disabled). To satisfy the holding period requirement, a participant must hold the option shares for more than two years from the grant of the incentive stock option and more than one year after the shares are transferred to him or her. If these requirements are satisfied, the participant will be taxed on any gain (measured by the difference between the net proceeds of the sale and the option price) at long-term capital gains rates on the sale of the shares.

        If shares acquired upon the timely exercise of an incentive stock option are sold, exchanged or otherwise disposed of without satisfying the holding period requirement (a "disqualifying disposition"), the participant will recognize ordinary income at the time of disposition equal to the amount of the taxable spread, or if less, the excess of the net amount realized on the sale or exchange over the option price.

        If the participant pays the option price of an incentive stock option by the surrender of shares of our common stock that he or she already owns, he or she will not recognize gain or loss on the shares surrendered to the extent that their fair market value equals that of the shares received. To that extent, the shares received will have a basis equal to the basis of the shares surrendered, and the participant's holding period of the shares received will include the holding period of the shares surrendered. To the extent that the value of the shares received exceeds the value of the shares surrendered, those shares received that represent such excess in value will have a basis equal to zero and a holding period that will commence on the day they are acquired. However, the surrender of shares that were acquired through the previous exercise of an incentive stock option to pay the option price of an incentive stock option before the end of the requisite holding period will be a disqualifying disposition of the surrendered shares.

        Option rights otherwise qualifying as incentive stock options will be treated as nonqualified stock options to the extent that the fair market value of the shares with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under all of our plans) exceeds $100,000. This rule is applied by taking the option rights into account in the order in which they are granted. Option rights otherwise qualifying as incentive stock options will also be treated as nonqualified stock options if they are granted more than ten years after the earlier of the date of adoption of the latest amendment to the plan to increase the number of shares reserved and available for grant thereunder or the date such amendment was approved by stockholders, or (except for replacement options) if the option price is less than the fair market value of the underlying stock on the date of grant, or if they are exercised more than three months (one year if the participant is disabled) after termination of employment.

Appreciation Rights

        A participant will not recognize income upon the grant of an appreciation right. When the appreciation right is exercised, the participant will be required to include as ordinary taxable income in the year of the exercise an amount equal to the amount of any cash and the fair market value of any nonrestricted shares of our common stock received upon exercise less any amount paid upon exercise.

Restricted Shares

        A participant will not recognize income upon the receipt of restricted shares unless the participant makes an election under Section 83(b) of the Internal Revenue Code within 30 days after the shares are transferred to him or her to have the shares taxed to him or her as ordinary income at their fair market value on the date of transfer, less any amount paid by him or her.

        If a participant makes such an election under Section 83(b) and the restricted shares are subsequently forfeited, he or she will not be entitled to deduct any amount previously included in income by reason of that election. If a participant does not make the election, he or she will recognize ordinary income in the year during which the restrictions terminate in an amount equal to any excess of the fair market value of the shares on the date that the restrictions terminate over any amount paid by the participant for the shares. If an election under Section 83(b) has not been made, any nonrestricted dividends received with respect to shares that are subject to restrictions will be treated as additional compensation income and not as dividend income.

Deferred Shares

        A participant will not recognize income upon a grant of deferred shares. Any subsequent transfer of nonrestricted shares of our common stock in satisfaction of the grant will generally result in the participant recognizing ordinary income at the time of transfer in an amount equal to the fair market value of the shares at the time of the transfer, reduced by any amount paid by the participant.

Performance Shares and Performance Units

        A participant will not recognize income upon the grant of a performance share or performance unit. In general, the participant will recognize ordinary income at the time property is transferred in payment of a performance share or performance unit in an amount equal to the aggregate amount of cash and the fair market value of the nonrestricted shares of our common stock at the time of the transfer.

Special Rules Applicable To Insiders

        In certain circumstances where a sale of our common stock received pursuant to the payment of a grant or award by one of our directors or officers or an owner of more than 10% of our outstanding common stock could subject such person to suit under Section 16(b) of the Exchange Act, the tax consequences to such person may differ from those described above. Under such circumstances, unless an election under Section 83(b) of the Internal Revenue Code is made, the valuation and taxation of the shares received will be postponed for so long as their sale could subject the director, officer or 10% owner to suit under Section 16(b) of the Exchange Act, but not longer than six months.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to any of its named executive officers in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap and therefore remains fully deductible by the company that pays it. We generally intend to qualify as "performance-based" compensation any equity awards granted under the 1996 Stock Incentive Plan after the effective date of the plan amendment to employees whom we expect to be named executive officers at the time a deduction arises in connection with such awards. Accordingly, such awards generally should not be subject to the Section 162(m) deductibility cap of $1,000,000 and should be fully deductible by us.

General Matters

Dividend Equivalents

        Any dividend equivalents awarded with respect to awards granted under the 1996 Stock Incentive Plan and paid in cash or nonrestricted shares of our common stock will be taxed to a participant at ordinary income rates when received by the participant.

Deduction To Employer

        To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction, provided, among other things, that the deduction meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Internal Revenue Code (see "Section 162(m) of the Internal Revenue Code" above for a discussion of this provision), and is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

        Because the tax consequences to a participant may vary depending on his or her individual circumstances, each participant should consult his or her personal tax advisor regarding the federal and any state, local or foreign tax consequences to him or her.

Required Vote

        The affirmative vote of a majority of the shares of our common stock present in person or represented by proxy at the special meeting is required to approve the incentive plan amendment.

        We recommend that you vote "FOR" approval of the plan amendment to the 1996 Stock Incentive Plan.

OTHER MATTERS

        We know of no matters to be brought before the special meeting other than those described above. If you execute the enclosed proxy and any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of September 3, 2002, the ownership of our common stock by each of our directors, by each of our named executive officers (as defined on page 16), by all of our current executive officers and directors as a group, and by all persons known to us to be beneficial owners of more than 5% of our common stock. The information set forth in the table as to our current directors, executive officers, and principal stockholders is based, except as otherwise indicated, upon information provided to us by those persons in connection with the preparation of this proxy statement. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares shown below as beneficially owned by that person.

	Common Stock
Name of Beneficial Owner	Ownership	Percent of Class
BRiT Insurance Holdings PLC (1)	7,289,100	39.8%
Rennes Fondation (2)	3,399,165	18.5%
Coral Partners II (3)	1,282,623	7.0%
Wayne William Mills (4)	996,500	5.4%
Robin Raina (5)	1,054,726	5.4%
Richard J. Baum (6)	250,000	1.3%
Larry Gerdes (7)	92,068	*
William Baumel (8)	47,300	*
Dennis Drislane (9)	17,000	*
Douglas Chisholm (10)	18,000	*
William Rich (11)	11,400	*
All directors and executive officers as a group (7 persons)	1,490,494	7.5%

*
Less than 1%.

(1)
The address of BRiT Insurance Holdings PLC is 55 Bishopsgate, London, EC2N 3AS. The address and information set forth in the table as to this stockholder are based on a Schedule 13D filed by this stockholder on August 30, 2002.

(2)
The address of the Rennes Fondation is Aeulestrasse 38, FL 9490 Vaduz Principality, Liechtenstein.

(3)
The address of Coral Partners II is 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402. The address and information set forth in the table as to this stockholder are based on a Schedule 13D filed by Coral Partners II on May 21, 2001.

(4)
The address of Wayne William Mills is 5020 Blake Road South, Edina, Minnesota 55436. The address and information set forth in the table as to this stockholder are based on a Schedule 13G filed by Mr. Mills on February 14, 2002.

(5)
Includes 1,053,126 shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002. The address of Mr. Raina is 5 Concourse Parkway, Suite 3200, Atlanta, Georgia 30328.

(6)
Represents shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002.

(7)
Includes 35,400 shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002.

(8)
Includes 35,400 shares that may be purchased by exercising outstanding options within 60 days after September 3, 2002 and 1,500 shares held by Mr. Baumel and his wife, who have shared voting and investment power.

(9)
Represents shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002.

(10)
Includes 15,000 shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002.

(11)
Represents shares of our common stock that may be purchased by exercising outstanding options within 60 days after September 3, 2002.

EXECUTIVE COMPENSATION

        Set forth in the table below is information regarding the annual and long-term compensation for the years ended December 31, 2001, December 31, 2000 and December 31, 1999 for our chief executive officer and our other executive officer as of December 31, 2001 (together, the "named executive officers").

SUMMARY COMPENSATION TABLE

Long Term Compensation
		Annual Compensation		Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Robin Raina (1) President, Chief Executive Officer and Chairman of the Board	2001 2000 1999	$300,050 215,435 174,519	$150,000 100,000 125,000	1,000,000 — 180,000	$2,550 2,550 2,369
Richard J. Baum (2) Executive Vice President— Finance & Administration and Chief Financial Officer	2001 2000 1999	190,050 187,550 93,558	35,625 52,500 26,250	250,000 10,000 100,000	2,550 2,550 606

(1)
Mr. Raina joined us effective October 1997. Mr. Raina was appointed President in August 1999, Chief Executive Officer in September 1999 and Chairman of the Board in May 2002.

(2)
Mr. Baum joined us effective June 1999. Mr. Baum was appointed Senior Vice President—Finance & Administration and Chief Financial Officer in July 1999. Mr. Baum was appointed Executive Vice President—Finance & Administration and Chief Financial Officer in August 2001.

(3)
Represents Company matching contributions pursuant to our 401(k) plan.

Option Grants for the Year Ended December 31, 2001

        Set forth in the table below is information regarding individual grants of stock options to purchase shares of our common stock made during the year ended December 31, 2001 to each of the named executive officers. We did not award any stock appreciation rights in 2001.

OPTION GRANTS IN LAST FISCAL YEAR

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Individual Grants(1)
		% of Total Options Granted to Employees in Fiscal Year	Exercise Price Per Share ($/Sh)
Name	Number of Securities Underlying Options Granted(#)			Expiration Date
					5%($)	10%($)
Robin Raina (3)	1,000,000	47.5%	$0.8125	2/1/11	$510,977	$1,294,916
Richard J. Baum (4)	250,000	11.9%	0.8125	2/1/11	127,744	323,729

(1)
All options were granted under our 1996 Stock Incentive Plan.

(2)
Potential realizable value is presented net of the option exercise price but before any federal or state income taxes associated with exercise. These amounts represent certain assumed rates of appreciation prescribed by the SEC. Actual gains are dependent on the future performance of our common stock and the option holders' continued employment over the vesting period. The potential realizable values do not reflect our prediction of our stock price performance, and the amounts reflected in the table may not be achieved.

(3)
Of the total options granted to Mr. Raina, options to purchase 192,500 shares became exercisable on the grant date, February 2, 2001, and the remaining options to purchase 807,500 shares become exercisable in equal annual installments on the first four anniversaries of the grant date, unless accelerated vesting criteria are met. If we reported a pre-tax profit for the year ended December 31, 2001, these options would vest as to 50% of the remaining unvested shares on the date the profit was reported. If we report a net profit of $2,500,000 for the year ended December 31, 2002, these options vest as to all of the remaining unvested shares on the date the profit is reported. On March 29, 2002, we reported a pre-tax profit for the year ended December 31, 2001, and these options vested as to 302,813 shares.

(4)
Of the total options granted to Mr. Baum, options to purchase 50,000 shares became exercisable on the grant date, February 2, 2001, and the remaining options to purchase 200,000 shares become exercisable in equal annual installments on the first four anniversaries of the grant date, unless accelerated vesting criteria are met. If we reported a pre-tax profit for the year ended December 31, 2001, these options would vest as to 50% of the remaining unvested shares on the date the profit was reported. If we report a net profit of $2,500,000 for the year ended December 31, 2002, these options vest as to all of the remaining unvested shares on the date the profit is reported. On March 29, 2002, we reported a pre-tax profit for the year ended December 31, 2001, and these options vested as to 75,000 shares.

December 31, 2001 Option Values

        Set forth in the table below is information as of December 31, 2001 regarding unexercised options to purchase our common stock held by the named executive officers. No stock options were exercised by the named executive officers during 2001.

FISCAL YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Year-End(#)		Value of Unexercised In-the-Money Options at Year-End($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Robin Raina	422,500	937,500	$51,494	$216,006
Richard J. Baum	100,000	260,000	13,375	53,500

(1)
The value per option is calculated by subtracting the exercise price per share from the closing price of our common stock on the Nasdaq SmallCap Market on December 31, 2001, which was $1.08.

Director Compensation

        Non-employee directors do not receive an annual retainer or any other fees for their service as directors. Under our 1998 Non-Employee Directors Stock Option Plan, each non-employee director, upon initial election or appointment to serve on our board of directors, receives a grant of an option to purchase 12,000 shares of our common stock at an exercise price per share of 100% of the fair market value of a share on the date of the grant. Of the 12,000 shares of our common stock subject to such an option, the option becomes exercisable with respect to (1) 4,000 shares on the day prior to the first anniversary of the date of the grant and (2) 1,000 shares on the last day of each of the eight calendar quarters commencing on the last day of the calendar quarter ending on or after the first anniversary of the date of the grant. Each option has a term of ten years beginning on the date of the grant. On May 16, 2001, Douglas C. Chisholm and William W. G. Rich each received an option to purchase 12,000 shares of our common stock with an exercise price of $1.12. Due to agreements with their employers, Messrs. Chisholm and Rich were unable to accept such options upon their initial appointment to our board but were able to accept such options once the agreements terminated.

        In addition, the 1998 Non-Employee Directors Stock Option Plan provides for each non-employee director, immediately following each annual meeting of our stockholders, to be granted an option to purchase 3,600 shares of our common stock at an exercise price per share of 100% of the fair market value of a share of our common stock on the date of the grant. Of the 3,600 shares of our common stock subject to such an option, the option becomes exercisable with respect 900 shares on the last day of each of the four calendar quarters beginning with the calendar quarter ending on or after the date of the grant. Each option has a term of ten years beginning on the date of the grant. Each of the non-employee directors, William R. Baumel, Dennis Drislane, Larry G. Gerdes, Roy L. Rogers and Messrs. Chisholm and Rich, received an option to purchase 3,600 shares of our common stock at an exercise price of $1.50, following our annual meeting on May 30, 2001.

Severance Agreement

        Mr. Baum has entered into an executive severance agreement with us, dated October 4, 2000, which provides for a severance payment if a change of control of us occurs and, within 12 months thereafter, either Mr. Baum's employment is terminated without cause or he resigns due to a demotion or other new and onerous requirement being placed on him. Under the agreement, the severance payment is equal to one year's salary (based on the highest monthly salary earned by Mr. Baum during the 12 months preceding his termination) plus a bonus equal to the fraction of the calendar year worked up to the termination multiplied by the bonus paid to him in the prior calendar year. Under certain circumstances, the agreement also provides medical insurance subsidies for a period of 12 months and indemnification. Under the agreement, Mr. Baum agrees to hold our proprietary information confidential and, for a period of 12 months following his termination, cooperate with us with respect to corporate administrative affairs arising during his employment. If his termination results in payment of the agreement's severance benefits, he will be subject to a non-competition agreement for a period of one year following his termination. When used in the foregoing summary, the terms "cause," "change of control" and "demotion" have the meanings given to them in the agreement.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2001, we maintained the 1996 Stock Incentive Plan and our 1998 Non-Employee Directors Stock Option Plan, each of which was approved by our stockholders. We also maintained our 2001 Stock Incentive Plan and had outstanding individual compensatory warrants not issued under any plan. Neither the 2001 Stock Incentive Plan nor the warrants were approved by our stockholders. The table below provides information as of December 31, 2001 related to these plans and warrants. It does not reflect the proposed amendment to the 1996 Stock Incentive Plan being considered at the special meeting.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	3,005,998(1)	$2.63(1)	1,729,739(1)
Equity Compensation Plans Not Approved by Security Holders (2)	11,450(3)	5.00(3)	500,000(3)
Total	3,017,448(4)	$2.64(4)	2,229,739(4)

(1)
With respect to stockholder-approved equity compensation plans as of December 31, 2001, giving effect to the proposed 1-for-8 reverse stock split, the number of securities to be issued upon exercise of outstanding options, warrants and rights would be 375,750 shares, the weighted-average exercise price of outstanding options, warrants and rights would be $21.04, and the number of securities remaining available for future issuance would be 216,218 shares.

(2)
Includes compensatory warrants not issued under any plan.

(3)
With respect to non-stockholder-approved equity compensation plans (including compensatory warrants) as of December 31, 2001, giving effect to the proposed 1-for-8 reverse stock split, the number of securities to be issued upon exercise of outstanding options, warrants and rights would be 1,432 shares, the weighted-average exercise price of outstanding options, warrants and rights would be $40.00, and the number of securities remaining available for future issuance would be 62,500 shares.

(4)
With respect to all equity compensation plans (including compensatory warrants) as of December 31, 2001, giving effect to the proposed 1-for-8 reverse stock split, the number of securities to be issued upon exercise of outstanding options, warrants and rights would be 377,181 shares, the weighted-average exercise price of outstanding options, warrants and rights would be $21.12 and the number of securities remaining available for future issuance would be 278,718 shares.

        Set forth below is a summary description of our non-stockholder-approved plan and warrants.

2001 Stock Incentive Plan

        During 2001, our board of directors adopted our 2001 Stock Incentive Plan (the "2001 Plan"), which provides for the granting of stock options and other incentive awards to employees and consultants. The total number of shares reserved for issuance under the 2001 Plan is 500,000. The purpose of the 2001 Plan is to attract and retain employees and consultants and to provide these persons with incentives and rewards for superior performance. Any of our employees or consultants, except our directors and officers and persons who have agreed to serve as one of our directors or officers, may receive awards issued under the 2001 Plan. Under the 2001 Plan, we may grant (1) option rights at option prices less than, equal to, or greater than, the market value of the underlying shares on the date of grant and (2) restricted shares and deferred shares, in each case without additional consideration from the participant or for consideration in an amount less than, equal to, or greater than, the market value of the shares on the date of grant. We may also grant replacement option rights (as defined in "—Option Rights" in Proposal 2 above) subject to the same terms, conditions and discretion as option rights under the 2001 Plan. No options or other incentive awards have been granted under the 2001 Plan, and we have no current intention of making any awards under the 2001 Plan.

Warrants

        As of December 31, 2001, there were outstanding warrants that we had granted to two individuals to purchase a total of 11,450 shares of our common stock, at a price of $5.00 per share, at any time after April 19, 1997 through April 19, 2002. These warrants were issued in connection with an agency agreement dated April 1, 1996 related to our 1996 private placement. These warrants were not exercised and, therefore, expired on April 19, 2002.

COST OF SOLICITATION

        We will pay for the cost of soliciting proxies, which also includes the preparation, printing, and mailing of this proxy statement. We will solicit proxies primarily through the mail, but certain of our directors and employees may also solicit proxies by telephone, telegram, telex, telecopy or personal interview. Employees who solicit proxies for us will not receive any additional pay for their services other than their regular compensation. Our transfer agent, Mellon Investor Services LLC, will assist us in the solicitation of proxies from brokers and nominees. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for the election of directors in the absence of a contest.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

        Any stockholder proposal intended to be presented at our 2003 annual meeting of stockholders must be received by us at our principal executive offices on or before January 3, 2003, to be included in our proxy statement relating to that meeting. If we do not receive notice of a stockholder proposal to be presented at the 2003 meeting (but not included in our proxy material) by March 19, 2003, any proxies returned to us can confer discretionary authority to vote on such matters as the proxyholders see fit.

        Please date, sign and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors

Richard J. Baum Executive Vice President—Finance and Administration, Chief Financial Officer and Secretary
Dated: September 10, 2002

EXHIBIT A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

EBIX.COM, INC.

        ebix.com, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

        1.    That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment (the "Amendment") of the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), declaring said amendment to be advisable and calling for the submission of the Amendment to the stockholders of the Corporation for consideration thereof. The resolution setting forth the Amendment is as follows:

        RESOLVED, that, subject to stockholder approval at a special meeting of stockholders, the following new paragraphs be added to the end of Article IV of the Certificate of Incorporation and that such paragraphs read in their entirety as follows:

  Conversion of Common Stock.

          Effective immediately upon the filing of this Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, (a) each eight (8) shares of issued and outstanding Common Stock shall automatically, without the necessity of any further action on the part of the holder thereof, be converted into and reclassified as one (1) share of Common Stock. Upon the occurrence of the conversion and reclassification effected by this Article IV (the "Conversion"), each certificate for outstanding shares of Common Stock dated prior to the effective date of the Conversion (each an "Old Certificate") shall evidence, and be deemed to evidence, the number of shares of Common Stock into which the shares previously evidenced by such Old Certificate shall have been converted and reclassified in accordance with this Article IV, and the Conversion shall become effective in accordance with the terms hereof, whether or not any or all of the Old Certificates shall have been surrendered or new certificates evidencing the number of shares of Common Stock into which such shares have been converted and reclassified have been issued in accordance with Article IV hereof.

  Subsequent Reissuance of Certificates.

          Following the occurrence of the Conversion, each holder of shares of Common Stock shall receive a letter of transmittal from the Corporation's transfer agent and shall either (a) surrender each Old Certificate evidencing any such shares pursuant to the instructions in such letter of transmittal or (b) notify the Corporation that such Old Certificate has been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with the reissuance of such lost, stolen or destroyed Old Certificate. The Corporation shall thereupon issue and deliver, or cause to be issued and delivered, to such holder a certificate or certificates, in the name shown on such Old Certificate, for the number of whole shares of Common Stock into which the shares of Common Stock evidenced by the surrendered (or lost, stolen or destroyed) Old Certificate have been converted and reclassified,

A-1

  dated as of the date on which the Conversion became effective. The Corporation shall not be obligated to issue any certificate evidencing shares of Common Stock in connection with the Conversion except in accordance with this Article IV.

  Fractional Shares.

          Notwithstanding the foregoing, no fraction of a share of Common Stock shall be issued by virtue of the Conversion, but in lieu thereof, each holder of shares of Common Stock who would otherwise be entitled to a fraction of a share of Common Stock by virtue of the Conversion (after aggregating all fractional shares of Common Stock to be received by such holder) shall receive from the Corporation the number of shares of Common Stock the holder would otherwise be entitled to by virtue of the Conversion, rounded up to the next number of whole shares of Common Stock.

  Par Value of Common Stock.

          The par value of the Common Stock as set forth above shall remain unchanged by the Conversion.

        2.    That thereafter, pursuant to a resolution of the Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held, upon notice and otherwise in accordance with Sections 211 and 222 of the General Corporation Law of the State of Delaware, on September 30, 2002, at which meeting the necessary number of shares as required by statute were voted to approve said Amendment.

        3.    The Amendment to the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officer this      day of                            2002.

ebix.com, Inc.
By:

A-2

EXHIBIT B

THIRD AMENDMENT

TO THE

EBIX.COM, INC.

1996 STOCK INCENTIVE PLAN

        The 1996 Stock Incentive Plan ("Plan"), as adopted by the board of directors of ebix.com, Inc. (the "Company") and approved by the stockholders of the Company on September 4, 1996, and amended by the board of directors of the Company and approved by the stockholders of the Company on October 29, 1999 and May 30, 2001, is hereby amended, subject to approval at a special meeting of stockholders by the vote of a majority in voting interest of the stockholders of the Company, present in person or by proxy and entitled to vote thereat and thereon, as follows:

        1.    To increase the number of shares of Common Stock available for grant under the Plan by 2,000,000, Section 3(a) of the Plan is hereby amended by deleting the number "4,700,000" and substituting therefor the number "6,700,000."

        2.    Section 3 of the Plan is hereby amended by adding the following subsection (d) thereto:

          "(d) Subject to adjustment as provided in Section 10 of this Plan, the maximum number of shares of Common Stock that may be covered by Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares and Performance Shares, in the aggregate, granted to any one Participant during any calendar year shall be 1,000,000 shares."

        3.    Except as modified herein, the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized officer this         day of                            2002.

EBIX.COM, INC.
By:
Name:
Title:

1996 STOCK INCENTIVE PLAN, AS AMENDED
Table of Contents

1996 STOCK INCENTIVE PLAN, AS AMENDED

        1.    Purpose.    The purpose of this Plan is to attract and retain directors, officers and other key employees of and consultants to ebix.com, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2.    Definitions.    (a) As used in this Plan:

        "Appreciation Right"    means a right granted pursuant to Section 5 of this Plan, including a Free-Standing Appreciation Right and a Tandem Appreciation Right.

        "Base Price"    means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right.

        "Board"    means the Board of Directors of the Corporation.

        "Code"    means the Internal Revenue Code of 1986, as amended from time to time.

        "Committee"    means a committee of not less than two "Non-Employee Directors" (as defined in Rule 16b-3(b)(3)(i) under Section 16(b) of the Exchange Act) appointed by and serving at the pleasure of the Board.

        "Common Shares"    means (i) shares of the Common Stock, par value $.10 per share, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "Date of Grant"    means the date specified by the Board on which a grant of Option Rights, Appreciation Rights or Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

        "Deferral Period"    means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "Deferred Shares"    means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "Exchange Act"    means the Securities Exchange Act of 1934, as amended from time to time.

        "Free-Standing Appreciation Right"    means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

        "Incentive Stock Option"    means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

        "Less-Than-80-Percent Subsidiary"    means a Subsidiary with respect to which the Corporation directly or indirectly owns or controls less than 80 percent of the total combined voting or other decision-making power.

        "Management Objectives"    means the achievement or performance objectives established pursuant to this Plan for Participants who have received grants of Performance Shares or Performance Units or, when so determined by the Board, Restricted Shares.

        "Market Value per Share"    means the fair market value of the Common Shares as determined by the Board from time to time.

        "Nonqualified Option"    means an Option Right that is not intended to qualify as a Tax-Qualified Option.

        "Optionee"    means the person so designated in an agreement evidencing an outstanding Option Right.

        "Option Price"    means the purchase price payable upon the exercise of an Option Right.

        "Option Right"    means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or a Tax-Qualified Option granted pursuant to Section 4, or a Replacement Option Right granted pursuant to Section 17(c), of this Plan.

        "Participant"    means a person who is selected by the Board to receive benefits under this Plan and (i) is at that time a director or an officer (including officers who are also directors) or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity.

        "Performance Period"    means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

        "Performance Share"    means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

        "Performance Unit"    means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section of this Plan.

        "Replacement Option Right"    means as Option Right granted pursuant to Section 17(c) of this Plan in exchange for the surrender and cancellation of an option to purchase shares of another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise.

        "Restricted Shares"    means Common Shares granted or sold pursuant to Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

        "Spread"    means, in the case of a Free-Standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

        "Subsidiary"    means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest; provided, however, for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, "Subsidiary" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

        "Tandem Appreciation Right"    means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

        "Tax-Qualified Option"    means an Option Right that is intended to qualify under particular provisions of the Code, including but not limited to an Incentive Stock Option.

        3.    Shares and Performance Units Available under the Plan.    (a) Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by outstanding awards, except Replacement Option Rights, granted under this Plan and issued or transferred upon the exercise or payment thereof, and the aggregate number of Performance Units granted under this Plan, shall not exceed 4,700,000. Common Shares issued or transferred under this Plan may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

          (b)  Subject to adjustment as provided in Section 10 of this Plan, the aggregate number of Common Shares covered by Replacement Option Rights granted under this Plan during any calendar year shall not exceed five percent of the Common Shares outstanding on January 1 of that year.

          (c)  For the purposes of this Section 3:

            (i)    Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

            (ii)  Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

            (iii)  Performance Units that are granted under this Plan, but are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

        4.    Option Rights.    The Board may from time to time authorize grants to Participants of Option Rights upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Each grant shall specify the number of Common Shares to which it pertains.

          (b)  Each grant shall specify an Option Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant; provided, however, that the Option Price per Common Share of a Replacement Option Right may be less that the Market Value per Share on the Date of Grant.

          (c)  Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Corporation, (ii) nonforfeitable, unrestricted Common Shares that are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including but not limited to any form of consideration authorized under Section (d) below, on such basis as the Board may determine in accordance with this Plan and (iv) any combination of the foregoing.

          (d)  On or after the Date of Grant of any Nonqualified Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

          (e)  Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

          (f)    Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

          (g)  Each grant may specify a period or periods of continuous employment of the Optionee by the Corporation or any Subsidiary that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights in the event of a change in control of the Corporation or other similar transaction or event.

          (h)  Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Tax-Qualified Options or combinations thereof.

          (i)    On or after the Date of Grant of any Nonqualified Option, the Board may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Board may provide that any dividend equivalents shall be credited against the Option Price.

          (j)    No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant.

          (k)  Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by an officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        5.    Appreciation Rights.    The Board may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash.

          (b)  Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Board on the Date of Grant.

          (c)  Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

          (d)  Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

          (e)  On or after the Date of Grant of any Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

          (f)    Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall describe the subject Appreciation Rights, identify any related Option Rights, state that the Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

          (g)  Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

          (h)  Regarding Free-Standing Appreciation Rights only:

            (i)    Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

            (ii)  Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised;

            (iii)  Each grant shall specify the period or periods of continuous employment of the Participant by the Corporation or any Subsidiary that are necessary before the Free-Standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-Standing Appreciation Rights in the event of a change in control of the Corporation or other similar transaction or event; and

            (iv)  No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6.    Restricted Shares.    The Board may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling the Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

          (b)  Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)  Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

          (d)  Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Date of Grant. Such restrictions may include, but are not limited to, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

          (e)  Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Board may determine.

          (f)    Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

        7.    Deferred Shares.    The Board may also authorize grants or sales to Participants of Deferred Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

          (b)  Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

          (c)  Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period in the event of a change in control of the Corporation or other similar transaction or event.

          (d)  During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Board may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

          (e)  Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        8.    Performance Shares and Performance Units.    The Board may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

          (a)  Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

          (b)  The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Board on the Date of Grant and may be subject to earlier termination in the event of a change in control of the Corporation or other similar transaction or event.

          (c)  Each grant shall specify the Management Objectives that are to be achieved by the Participant, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Corporation or Subsidiary in which the Participant is employed.

          (d)  Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

          (e)  Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives.

          (f)    Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board on the Date of Grant. Any grant of

  Performance Units may specify that the amount payable, or the number of Common Shares issuable, with respect thereto may not exceed maximums specified by the Board on the Date of Grant.

          (g)  On or after the Date of Grant of Performance Shares, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

          (h)  The Board may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

          (i)    Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Board may determine consistent with this Plan.

        9.    Transferability.    (a) Any grant of an Option Right or other "derivative security" (as defined in Rule 16a-1 (c) under Section 16(a) of the Exchange Act) under this Plan may permit the transfer thereof by the Participant upon such terms and conditions as the Board shall specify.

          (b)  Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

        10.    Adjustments.    The Board may make or provide for such adjustments in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares and Performance Shares granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such Option Rights and Appreciation Rights, and the kind of shares (including shares of another issuer) covered thereby, as the Board may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Board may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Board may provide that the holder will automatically be entitled to receive such an equivalent award. The Board may also make or provide for such adjustments in the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) of this Plan as the Board may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 10.

        11.    Fractional Shares.    The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

        12.    Withholding Taxes.    To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Board, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        13.    Participation by Directors, Officers and Other Key Employees of or Consultants to a Less-Than-80-Percent Subsidiary.    As a condition to the effectiveness of any grant or award to be made hereunder to a Participant who is a director or an officer or other key employee of or a consultant to a Less-Than-80-Percent Subsidiary, regardless of whether the Participant is also employed by the Corporation or another Subsidiary, the Board may require the Less-Than-80-Percent Subsidiary to agree to transfer to the Participant (as, if and when provided for under this Plan and any applicable agreement entered into between the Participant and the Less-Than-80-Percent Subsidiary pursuant to this Plan) the Common Shares that would otherwise be delivered by the Corporation upon receipt by the Less-Than 80-Percent Subsidiary of any consideration then otherwise payable by the Participant to the Corporation. Any such award may be evidenced by an agreement between the Participant and the Less-Than-80-Percent Subsidiary, in lieu of the Corporation, on terms consistent with this Plan and approved by the Board and the Less-Than-80-Percent Subsidiary. All Common Shares so delivered by or to a Less-Than-80-Percent Subsidiary will be treated as if they had been delivered by or to the Corporation for purposes of Section 3 of this Plan, and all references to the Corporation in this Plan shall be deemed to refer to the Less-Than-80-Percent Subsidiary except with respect to the definitions of the Board and the Committee and in other cases where the context otherwise requires.

        14.    Certain Terminations of Employment, Hardship and Approved Leaves of Absence.    Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Corporation, termination of employment to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9[(b)] of this Plan, the Board may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation waiving or modifying any limitation or requirement with respect to any award under this Plan.

        15.    Foreign Participants.    In order to facilitate the making of any award or combination of awards under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals, or who are employed by the Corporation or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose; provided, however that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate the inconsistency without further approval by the stockholders of the Corporation.

        16.    Administration of the Plan.    (a) This Plan shall be administered by the Board, which may delegate any or all of its authority hereunder to the Committee. To the extent of any such delegation, references in this Plan to the Board shall be deemed to refer to the Committee, unless the context requires otherwise. A majority of the Board shall constitute a quorum, and the acts of the members of the Board who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Board in writing, shall be the acts of the Board.

          (b)  The interpretation and construction by the Board of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable for any such action taken or determination made in good faith.

        17.    Amendments and Other Matters.    (a) This Plan may be amended from time to time by the Board; provided, however except as expressly authorized by this Plan, no such amendment shall increase the numbers of Common Shares specified in Sections 3(a)(i) and 3(a)(ii) hereof or the number of Performance Units specified in Section 3(b) hereof without the further approval of the stockholders of the Corporation.

          (b)  With the concurrence of the affected Participant, the Board may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Board may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

          (c)  The Board may grant under this Plan any award or combination of awards authorized under this Plan, including but not limited to Replacement Option Rights, in exchange for the surrender and cancellation of an award that was not granted under this Plan, including but not limited to an award that was granted by the Corporation or a Subsidiary, or by another corporation that is acquired by the Corporation or a Subsidiary by merger or otherwise, prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

          (d)  This Plan shall not confer upon any Participant any right with respect to continuance of employment with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment at any time.

          (e)  To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as a Tax-Qualified Option from so qualifying, any such provision shall be null and void with respect to any such Option Right; provided, however that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

ebix.com, Inc.
1900 E. GOLF ROAD, SUITE 1050
SCHAUMBURG, ILLINOIS 60173

Proxy for the Special Meeting of Stockholders
to be held on September 30, 2002

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Robin Raina and Richard Baum, and each of them, each with full power of substitution, to act as proxies for the undersigned, and to represent and to vote all of the stock of ebix.com, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the special meeting of stockholders of the Company to be held on September 30, 2002, at 10:00 a.m., local time, at 1900 E. Golf Road, Suite 1050, Schaumburg, Illinois 60173, and at any and all adjournments and postponements thereof, upon the matters as set forth in the Notice of Special Meeting of Stockholders and Proxy Statement.

FOLD AND DETACH HERE

The board of directors unanimously recommends that you vote FOR the listed proposals.

Please mark your votes as indicated in this example. ☒

1.	To approve an amendment to Article IV of the Company's Certificate of Incorporation to effect a 1-for-8 reverse stock split of all of the issued and outstanding shares of the Company's common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.
	To approve an amendment to the Company's 1996 Stock Incentive Plan to increase the number of shares reserved for issuance thereunder from 4,700,000 to 6,700,000 shares and to add a provision limiting to 1,000,000 the number of shares of our common stock that may be covered by grants thereunder to any one participant during any calendar year, in each case before giving effect to the proposed 1-for-8 reverse stock split.	FOR ☐	AGAINST ☐	ABSTAIN ☐

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted (1) FOR proposal 1 and (2) FOR proposal 2. If any other business is properly presented at the special meeting, this proxy will be voted by those named in this proxy in their discretion.

The undersigned acknowledges receipt from the Company prior to execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement dated September 10, 2002. Please sign as name exactly appears hereon. Joint owners should each sign. When signing on behalf of an entity or where otherwise applicable, please indicate official position or representative capacity.

Dated:	, 2002
Signature
Signature if held jointly

FOLD AND DETACH HERE

QuickLinks

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2002
PROXY STATEMENT
SUMMARY
SHARES OUTSTANDING AND VOTING RIGHTS
PROPOSAL 1. APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT
PROPOSAL 2. APPROVAL OF AMENDMENT TO 1996 STOCK INCENTIVE PLAN
OTHER MATTERS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
FISCAL YEAR-END OPTION VALUES
EQUITY COMPENSATION PLAN INFORMATION
COST OF SOLICITATION
STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING
CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF EBIX.COM, INC.
  EXHIBIT B
THIRD AMENDMENT TO THE EBIX.COM, INC. 1996 STOCK INCENTIVE PLAN
1996 STOCK INCENTIVE PLAN, AS AMENDED